CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED WITH [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT, AS AMENDED.

Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This FIRST AMENDMENT (“Amendment”) is entered into as of May 29, 2015 and effective as of May 1, 2015 (the “Amendment Effective Date”) by and between Allos Therapeutics, Inc., a Delaware corporation (the “Allos”) and Mundipharma International Corporation Limited, a Bermuda corporation (“Mundipharma”).
RECITALS
A.Allos and Mundipharma are parties to that certain Amended and Restated License, Development and Commercialization Agreement, dated May 29, 2013 between Allos and Mundipharma (the “Agreement”).

B.The Parties have decided to amend the Agreement as set forth herein.

IN CONSIDERATION of the mutual promises and covenants set forth below, the Parties agree to this Amendment as follows:
1.Defined Terms. The capitalized terms used but not defined herein have the respective meanings ascribed to them in the Agreement.

2.Switzerland Option. Section 14.17 of the Agreement is amended and restated in its entirety as follows:

14.17 Switzerland Option. During the Term, Allos will have the option to remove the territory of Switzerland from the Licensed Territory and transfer it to the Allos Territory, which option may be exercised or terminated, at any time, by Allos by sending a written notice to Mundipharma (the “Switzerland Option”) provided, however, that such removal and transfer shall not be effective until the later of (i) [***] or (ii) an effective date set forth in a written notice that is at least [***] from the date of delivery of such written notice. Notwithstanding the foregoing, in the event there is a Change of Control of Allos such removal and transfer shall be effective subject only to clause (ii) in the preceding sentence, at any time after [***] from the delivery of such written notice, and without regard to the date set forth in clause (i). If, pursuant to the previous sentence, the removal and transfer of Switzerland from the Licensed Territory to the Allos Territory becomes effective before [***], Allos agrees to pay Mundipharma an option exercise fee of [***] Swiss francs (CHF [***]) upon the effectiveness of the Switzerland Option transfer but [***] shall be payable if the effective date of transfer is [***] or thereafter.
Until such time as the Switzerland Option is effective, Mundipharma will have the same obligations and responsibilities to conduct Development and Commercialization activities with respect to the Product in Switzerland as Mundipharma has for any other country in the Licensed Territory under this Agreement.
Allos or its designated agents or representatives for the Product shall have the right but not the obligation to review with Mundipharma the performance of the Product in Switzerland on a [***] basis.
3.Royalty. Notwithstanding anything to the contrary in Section 7.4(a) of the Agreement, Mundipharma hereby agrees that the royalty rate applicable for calculating royalties on Net Sales of the Products by Mundipharma in Switzerland in a calendar year shall be as follows:

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Annual Net Sales	Royalty Rate
2015
≤ CHF [***]	[***]%
> CHF [***]	[***]%

2016 and each calendar year thereafter
≤ CHF [***]	[***]%
> CHF [***]	[***]%

4.Continuing Effect. All references to the “Agreement” in the Agreement shall hereinafter refer to the Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. Sections or other headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment; and no provision of this Amendment shall be interpreted for or against any party because that party or its legal representative drafted the provision.

5.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party may execute this Amendment by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail. In addition, facsimile or PDF signatures of authorized signatories of any Party will be deemed to be original signatures and will be valid and binding, and delivery of a facsimile or PDF signature by any Party will constitute due execution and delivery of this Amendment.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

ALLOS THERAPEUTICS, INC.

By:	/s/ Abraham N. Oler
Name:	Abraham N. Oler
Title:	President

MUNDIPHARMA INTERNATIONAL CORPORATION LIMITED

By:	/s/ Douglas Docherty
Name:	Douglas Docherty
Title:	General Manager

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